UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2013

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 500 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On September 10, 2013, the Board of Directors (the “Board”) of Volcano Corporation (the “Company”), upon the recommendation of the Corporate Governance and Compliance Committee of the Board, elected Daniel J. Wolterman to the Board, effective September 10, 2013. Mr. Wolterman will serve in the class of directors whose term of office expires at the Company's 2014 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Wolterman was appointed to the Audit Committee of the Board, effective immediately upon his election to the Board.
In accordance with the Company's Non-Employee Director Compensation Policy, Mr. Wolterman is entitled to receive a $50,000 annual retainer for service as a Board member. Additionally, Mr. Wolterman will receive a supplemental annual retainer of $15,000 for service as a member of the Audit Committee.
On September 10, 2013, in connection with his election to the Board and pursuant to the terms of Company's Director Compensation Plan and the Company's 2005 Equity Compensation Plan (the “Plan”), Mr. Wolterman was granted an option to purchase 10,529 shares of Common Stock (the “Initial Options”) and a restricted stock unit award covering 3,809 shares of Common Stock (the “Initial RSU Grants”). The Initial Options vest as to 1/36th of the shares subject to the option per month on an equal monthly basis over a three-year period. The Initial RSU Grants vest as to 1/3 rd of the shares subject to the Initial RSU Grant on each anniversary of the date of grant. In addition, on September 10, 2013, Mr. Wolterman was granted an option to purchase 5,640 shares of Common Stock (the “Prorated Annual Options”) and an additional restricted stock unit award covering 2,040 shares of Common Stock (the “Prorated Annual RSU Grants”). The Prorated Annual Options vest in equal monthly installments over the next nine months. The shares subject to the Prorated Annual RSU Grants vest in full on the earlier of (a) the date of the Company's next annual meeting of stockholders or (b) the date of the first anniversary of the last annual meeting of stockholders.
On the date of each annual meeting of stockholders in which he is elected or is then serving as a director, Mr. Wolterman will receive (1) a stock option to purchase shares of the Company's Common Stock (an “Annual Option Grant”) covering the number of shares of Common Stock (rounded down to the nearest whole share) having a Black-Scholes value, determined as of the grant date, equal to $62,500 and (2) a restricted stock unit (an “Annual RSU Grant”) covering the number of shares of Common Stock (rounded down to the nearest whole share) having a Fair Market Value, determined as of the grant date pursuant to the applicable stock plan, equal to $62,500 (that is, $62,500 divided by the Fair Market Value of a share of Common Stock on the date of grant). The Annual Option Grants will vest as to 1/12th of the shares subject to the Annual Option Grant each month, commencing one month after the date of grant. The Annual RSU Grants will vest as to all of the shares subject to the Annual RSU Grant on the earlier of the date of the next annual meeting of the stockholders and the first anniversary of the date of grant.
Vesting of all of the options and RSUs referred to above will cease if Mr. Wolterman resigns from the Board or otherwise ceases to serve as a non-employee director, unless the Board determines that the circumstances warrant continuation of vesting. If a change in control occurs, and unless otherwise determined by the Board prior to or in connection with such transaction, as of immediately prior to the effective time of the change in control, all outstanding stock awards under the Plan held by Mr. Wolterman will automatically accelerate and become fully vested (and any repurchase rights thereon will immediately lapse in full) and exercisable (as applicable).
The Company also entered into a standard form of indemnification agreement with Mr. Wolterman (the “Indemnification Agreement”) effective upon his election to the Board. The Indemnification Agreement provides, among other things, that the Company will indemnify the director, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws. The Company's standard form of indemnification agreement was previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Wolterman and any other persons pursuant to which he was selected as a director of the Company. There are no family relationships between Mr. Wolterman and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. The Company has, as its customers, multiple entities that are affiliated with the Memorial Hermann Health Systems, a not-for-profit health system of hospitals and specialty programs and services, based in Texas. These customers accounted for an aggregate of approximately $388,000 of the Company's revenue in 2012, approximately $111,000 of the Company's revenue to date for 2013 and are expected to continue as customers of the Company going forward. Since 2002, Mr. Wolterman has served as the president and chief executive officer of the Memorial Hermann Health Systems. Mr. Wolterman does not receive any direct benefit from the arrangements between the Company and its customers that are affiliated with the Memorial Hermann Health Systems. Any indirect benefit received by Mr. Wolterman relates to his position as an executive officer of Memorial Hermann Health Systems, for which it is not possible to approximate a dollar amount. Except as set forth herein, there are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Wolterman and the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1
Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / Darin Lippoldt
Darin Lippoldt Executive Vice President and General Counsel
Dated: September 16, 2013

Exhibit Index

Exhibit Number	Description

10.1
Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.